                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                   Delaware                             22-3410353
         (State or other jurisdiction                (I.R.S. Employer
      of incorporation or organization)            Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 26, 2005 Suburban Propane, L.P. (the "Operating Partnership"), a
direct subsidiary of Suburban Propane Partners, L.P. (the "Partnership"),
completed the Second Amendment (the "Second Amendment") to the Third Amended and
Restated Credit Agreement (as so amended, the "Credit Agreement") between the
Operating Partnership and Wachovia Bank, National Association as administrative agent for the lenders named therein, pursuant to which the lenders (i) eliminated the stand-alone $75 million letter of credit facility and combined that credit with the existing revolving working capital facility; (ii) increased the revolving working capital facility by an additional $25 million, thereby raising the amount of the working capital facility from $75 million to $175 million
(including the $75 million from the former stand-alone letter of credit facility); (iii) extended the revolving credit facility's termination date to match the March 31, 2010 maturity date of the $125 million term loan facility under the Credit Agreement; and, (iv) amended certain other terms to effect the foregoing.

The Second Amendment and the Credit Agreement are filed as exhibits to this
Current Report on Form 8-K.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
           AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01., which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

     10.1  Second Amendment to Third Amended and Restated Credit Agreement,
           dated as of August 26, 2005
     10.2  Third Amended and Restated Credit Agreement, dated as of October 20,
           2004 (as amended by the First and Second Amendments to the Third
           Amended and Restated Credit Agreement).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 29, 2005                               SUBURBAN PROPANE PARTNERS, L.P.
                                              By: /s/ Michael A. Stivala
                                              --------------------------
                                              Name: Michael A. Stivala
                                              Title: Controller and Chief
                                                     Accounting Officer

EXHIBITS

Exhibit No.         Exhibit
10.1                Second Amendment to Third Amended and Restated Credit
                    Agreement, dated as of August 26, 2005
10.2                Third Amended and Restated Credit Agreement, dated as of
                    October 20, 2004 (as amended by the First and Second
                    Amendments to the Third Amended and Aestated Credit
                    Agreement).